Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
AS ADOPTED PURSUANT TO 18 U.S.C. SECTION 1350,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the "the Report") of Clearfield, Inc. a Minnesota corporation. (the "Company"), for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company certifies pursuant to 18 U.S.C. ss. 1350, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, that, to his knowledge

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



February 9, 2009            /s/ Bruce G. Blackey
                            ----------------------------------------------------
                            Bruce G. Blackey, Chief Financial Officer
                            (Principal Financial and Accounting Officer and Duly
                            Authorized Officer)


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